                                                                  EXHIBIT 10(a)1


                     ALLETE EXECUTIVE ANNUAL INCENTIVE PLAN
                                  FORM OF AWARD
      [ELIGIBLE EXECUTIVES EXCLUDING PRESIDENT OF ALLETE PROPERTIES, INC.]



                            TARGET AWARD OPPORTUNITY
                            ------------------------

Base Salary                                                 $
                                                        x
Award Opportunity (percent of base salary)                  %
                                                            -----------
                                                        =
Target Award                                                $



                                      GOALS
                                      -----

                           See attached goal sheet(s)

                      PERFORMANCE LEVELS AND AWARD AMOUNTS
                      ------------------------------------

---------------------------------------------------------------------------------------------------------
      PERFORMANCE LEVEL                  PAYOUT AS PERCENT OF                   AWARD AMOUNT <F1>
                                             TARGET AWARD
---------------------------------------------------------------------------------------------------------
Superior                                         200%                                  $
---------------------------------------------------------------------------------------------------------
Target                                           100%                                  $
---------------------------------------------------------------------------------------------------------
Threshold                                         50%                                  $
---------------------------------------------------------------------------------------------------------
Below Threshold                                   0%                                   $
---------------------------------------------------------------------------------------------------------

 <F1>Award amounts will be modified 80% to 120% based on the accomplishment of non-financial goals.

                     ALLETE EXECUTIVE ANNUAL INCENTIVE PLAN
                                  FORM OF AWARD
                      PRESIDENT OF ALLETE PROPERTIES, INC.


                2005 FINANCIAL GOALS AND TARGET AWARD OPPORTUNITY
                -------------------------------------------------

Budgeted Net Sales                                          $
                                                        x
Percent of Net Sales                                        %
                                                            -----------
                                                        =
Sales Award (capped)                                        $

         PLUS

Brokerage Revenue                                           $
                                                        x
Percent of Brokerage Revenue                                %
                                                            -----------
                                                        =
Brokerage Award (uncapped)                                  $

Total Target Award (Sales plus Brokerage) <F1>              $

  <F1>Award amount will be modified 80% to 120% based on the accomplishment of non-financial goals including maximizing the value of properties and successful implementation of the business strategy for ALLETE Properties, Inc.